                                                              EXHIBIT (h)(1)(c)

                                AMENDMENT NO. 4
                                      TO
                            PARTICIPATION AGREEMENT

   This Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF") (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, A I M DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York life insurance company ("Life Company") and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

   WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor VIP Variable Life Insurance Policy, Form No. 05604N and 05604NU.

   NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

    1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

    2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

   Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

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                                  SCHEDULE A

                                         SEPARATE ACCOUNTS UTILIZING SOME           CONTRACTS FUNDED BY THE
FUNDS AVAILABLE UNDER THE POLICIES              OR ALL OF THE FUNDS                    SEPARATE ACCOUNTS
----------------------------------     -------------------------------------  -----------------------------------
AIM V.I. International Growth Fund -   The United States Life Insurance       .  Platinum Investor Flexible
Series I shares                        Company in the City of New York           Premium Variable Life
                                       Separate Account USL VL-R                 Insurance Policy Policy Form
                                                                                 No. 97600N

AIM V.I. Core Equity Fund - Series I                                          .  Platinum Investor Survivor Last
shares                                                                           Survivor Flexible Premium
                                                                                 Variable Life Insurance Policy
                                                                                 Policy Form No. 99206N

                                                                              .  Platinum Investor PLUS
                                                                                 Flexible Premium Variable Life
                                                                                 Insurance Policy Policy Form
                                                                                 No. 02600N

                                                                              .  Platinum Investor Survivor II
                                                                                 Flexible Premium Variable Life
                                                                                 Insurance Policy Policy Form
                                                                                 No. 01206N

                                       The United States Life Insurance       .  Platinum Investor VIP Flexible
                                       Company in the City of New York           Premium Variable Life
                                       Separate Account USL VA-R                 Insurance Policy Policy Form
                                                                                 No. 05604N and 05604NU

                                                                              .  Platinum Investor Immediate
                                                                                 Variable Annuity Contract
                                                                                 Contract Form No. 03017N

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

   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: January 2, 2007

                                   AIM Variable Insurance Funds

Attest: __________________________ By:    __________________________

Name:   __________________________ Name:  __________________________

Title:  __________________________ Title: __________________________

                                   A I M Distributors, Inc.

Attest: __________________________ By:    __________________________

Name:   __________________________ Name:  __________________________

Title:  __________________________ Title: __________________________

                                   The United States Life Insurance
                                   Company in the City of New York

Attest: __________________________ By:    __________________________

Name:   __________________________ Name:  __________________________

Title:  __________________________ Title: __________________________

                                   American General Equity Services
                                   Corporation

Attest: __________________________ By:    __________________________

Name:   __________________________ Name:  __________________________

Attest: __________________________ Title: __________________________

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